UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 2, 2014 (March 27, 2014)

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6750 Dumbarton Circle

Fremont, California 94555

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

After considering proposals from several firms including PricewaterhouseCoopers, LLP (“PwC”), on March 27, 2014 the Audit Committee of the Board of Directors of Electronics for Imaging, Inc. (the “Company”) dismissed PwC as the Company’s independent registered public accounting firm and approved the selection of Deloitte & Touche LLP (“Deloitte”) to serve in this role for the fiscal year ending December 31, 2014, and engaged Deloitte as of April 2, 2014.

The audit reports of PwC on the consolidated financial statements of the Company for the fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of PwC on the effectiveness of internal control over financial reporting as of December 31, 2013 and 2012 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the effectiveness of internal control over financial reporting as of December 31, 2013 and December 31, 2012 contained an explanatory paragraph due to the exclusion of certain elements of the internal control over financial reporting of all the Company’s acquisitions which closed in 2013 and 2012, respectively.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through March 27, 2014, there were: (1) no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, between the Company and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC would have caused it to make reference thereto in its reports on the Company’s financial statements for such years, and (2) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PwC with a copy of the disclosures in this Current Report on Form 8-K and has requested that PwC furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01 and if not, stating the respects in which it does not agree. A copy of the letter dated April 2, 2014 is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2013 and 2012 and the subsequent interim period through April 2, 2014, neither the Company nor anyone acting on its behalf consulted Deloitte regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and Deloitte did not provide any written report or oral advice that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a “disagreement” as that term is defined in Item 304(a)(1)(iv) and the related instructions to Item 304 of Regulation S-K or “reportable event” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

16.1	Letter, Dated April 2, 2014, from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 2, 2014	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ David Reeder
	Name:	David Reeder
	Title:	Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED APRIL 2, 2014

Exhibit No.	Description

16.1	Letter, Dated April 2, 2014, from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission